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                                                                   EXHIBIT 23(A)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
American Heritage Life Investment Corporation

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus (Amended S-3).

                                          KPMG PEAT MARWICK LLP

Jacksonville, Florida

June 20, 1997